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                                                                   EXHIBIT 99.01
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FOR IMMEDIATE RELEASE

                                              CONTACT:  MARK C. BROWN
                                                        CHIEF FINANCIAL OFFICER
                                                        STRAYER EDUCATION, INC.
                                                        (703) 247-2514

                                                        SONYA UDLER
                                                        VICE PRESIDENT
                                                        CORPORATE COMMUNICATIONS
                                                        STRAYER EDUCATION, INC.
                                                        (703) 247-2517
                                                        SONYA.UDLER@STRAYER.EDU


   STRAYER EDUCATION, INC. ANNOUNCES FIRST QUARTER COMMON STOCK CASH DIVIDEND


ARLINGTON, VA., MARCH 14, 2003 -- Strayer Education, Inc. (Nasdaq: STRA) today announced that the Company's Board of Directors declared a quarterly cash dividend of $0.065 per common share ($0.26 annually) for the quarter ending March 31, 2003. The dividend is payable on April 22, 2003 to shareholders of record on April 8, 2003.

Strayer Education (www.strayereducation.com) is an education services holding company which owns Strayer University and certain other assets. Strayer's mission is to make higher education achievable and convenient for working adults in today's economy. Strayer University (www.strayer.edu) is a proprietary institution of higher learning which offers undergraduate and graduate degree programs in Business Administration, Accounting, and Information Technology to more than 16,500 working adults at 22 campuses in Maryland, Washington, D.C., Virginia, North Carolina, Tennessee and via the Internet through Strayer University Online. Strayer University is committed to providing an education that prepares working adult students for advancement in their careers and professional lives. By constantly adapting to the latest techniques and technologies used in business, we provide our graduates with practical skills and a competitive edge in the changing marketplace.

Strayer University is accredited by the Middle States Commission on Higher Education. Founded in 1892, Strayer attracts students from around the country and throughout the world.


This press release contains statements that are forward looking and are made pursuant to the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995 "(Reform Act"). The statements are based on the Company's current expectations and are subject to a number of uncertainties and risks. In connection with the Safe Harbor provisions of the Reform Act, the Company has identified important factors that could cause the Company's actual results to differ materially. The uncertainties and risks include the pace of growth of student enrollment, our continued compliance with Title IV of the Higher Education Act, and the regulations thereunder, as well as state and regional regulatory requirements, competitive factors, risks associated with the opening of new campuses, risks associated with the offering of new educational programs and adapting to other changes, risks associated with the

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acquisition of existing educational institutions, risks relating to the timing of regulatory approvals, our ability to implement our growth strategy, and general economic and market conditions. Further information about these and other relevant risks and uncertainties may be found in the Company's annual report on Form 10-K and its other filings with the Securities and Exchange Commission, all of which are incorporated herein by reference and which are available from the Commission. We undertake no obligation to update or revise forward looking statements.


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